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                                                                  Exhibit 10.2.1


                          FIRST AMENDMENT AND WAIVER TO
                             SHAREHOLDERS' AGREEMENT

         This First Amendment and Waiver (the "AMENDMENT") to the Shareholders' Agreement dated as of October 11, 2000 is made as of February 21, 2001 among Advanstar Holdings Corp. (the "COMPANY"), the DLJ Funds, the Existing Shareholders, the DLJIP Funds, and the Management Shareholders.

                              W I T N E S S E T H :

         WHEREAS, the Company, the DLJ Funds, the Existing Shareholders, the DLJIP Funds, and the Management Shareholders are parties to the Shareholders' Agreement dated as of October 11, 2000 (the "SHAREHOLDER'S AGREEMENT");

         WHEREAS, the DLJIP Funds desire to exchange all of their Warrants for Warrants to be issued pursuant to the Holdco Warrant Exchange Agreement; and

         WHEREAS, the parties hereto desire to amend the Shareholders' Agreement to make certain changes concerning certain of DLJIP's rights, duties and obligations in respect thereof;

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Shareholders' Agreement shall have the meaning assigned to such term in the Shareholders' Agreement. Each reference to "hereof", "hereunder", "herein", and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Shareholders' Agreement shall from and after the date hereof refer to the Shareholders' Agreement as amended hereby.

         SECTION 2. WAIVER TO PERMIT DLJIP FUNDS TO EXCHANGE ITS WARRANTS FOR WARRANTS TO BE ISSUED PURSUANT TO THE HOLDCO WARRANT EXCHANGE AGREEMENT. The parties hereto waive the requirements of Section 6.04 of the Shareholders' Agreement solely to the extent, if any, necessary to permit the DLJIP Funds to exchange all of their Warrants for Warrants to be issued pursuant to the Holdco Warrant Exchange Agreement at any time prior to February 28, 2001.

         SECTION 3. AMENDMENTS TO DEFINITIONS.

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         (a) The definition of "Common Stock" in Section 1.01(a) of the
Shareholders' Agreement is amended, restated and superceded in its entirety with the following:

                           "COMMON STOCK" means the common stock, par value
                  $0.01 per share, of the Company and any stock into which such Common Stock may thereafter be converted or changed.

         (b) The following new definitions are added to Section 1.01(a) of Shareholders' Agreement in appropriate alphabetical order:

                           "HOLDCO WARRANT AGREEMENT " means the Warrant
                  Agreement dated as of February 21, 2001 between the Company and Wells Fargo Bank Minnesota, N.A., as warrant agent.

                           "HOLDCO WARRANT EXCHANGE AGREEMENT" means the
                  Exchange Agreement dated as of February 21, 2001 among Advanstar, Inc., the Company, and the Purchasers party thereto (the DLJIP Funds).

                           "HOLDCO WARRANT REGISTRATION RIGHTS AGREEMENT" means
                  the Warrant Registration Rights Agreement dated as of February 21, 2001 among the Company, the DLJIP Funds and Credit Suisse First Boston Corporation.

                           "HOLDCO WARRANT REGISTRATION RIGHTS HOLDERS" means
                  the holders of Warrants granted registration rights by the Company under the Holdco Warrant Registration Rights Agreement.

                           "OUTSTANDING NOTES" means, as of any given date, the
                  cumulative aggregate principal amount of the Notes underlying Units issued pursuant to each of the Purchase Agreement and the Holdco Warrant Exchange Agreement.

                           "PURCHASE AGREEMENT" means the Purchase Agreement
                  dated as of February 21, 2001 between Advanstar, Inc., the Company, Credit Suisse First Boston Corporation, Fleet Securities, Inc., Barclays Capital Inc. and Dresdner Kleinwort Benson North America LLC.

         (c) The definition of "Warrants " in Section 1.01(a) of the Shareholders' Agreement is amended, restated and superceded in its entirety with the following:

                           "WARRANTS" means the Warrants to purchase Common
                  Shares issued by the Company to (i) Krakoff, Alic, and Existing Shareholders pursuant to the Merger Agreement, (ii) the DLJIP Funds pursuant to the


                                        2

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                  Holdco Warrant Exchange Agreement and (iii) other Persons
                  pursuant to the Purchase Agreement and Holdco Warrant
                  Agreement.

         (d) The following new terms and references are added to Section 1.01(b) of Shareholders' Agreement in appropriate alphabetical order:

                  Demand Request                                       5.01(f)
                  Total Demand Registrations                           5.01(a)


         SECTION 4. AMENDMENT TO COMPOSITION OF THE BOARD. Section 2.01(a) of the Shareholders' Agreement is hereby amended by deleting the last sentence and replacing it with the following:

                  The DLJIP Funds shall have the right to designate a director only as long as they hold at least 50% in aggregate principal amount of the Outstanding Notes. At such time as the DLJIP Funds hold less than 50% in aggregate principal amount of the Outstanding Notes, the DLJIP Funds shall have the right to appoint one representative to attend each meeting of the Board as a non-voting observer, which right generally includes the ability to meet and consult with the senior executive management team of the Company, to be apprised of significant business issues or initiatives affecting the Company, to inspect the books and records of the Company and to receive management accounts and other reasonable information regarding the Company's financial condition. No transferee of a DLJIP Fund shall be able to exercise any right to designate a director or non-voting observer or any other associated right granted pursuant to this Section 2.01(a).

         SECTION 5. AMENDMENT TO RESTRICTIONS ON TRANSFERS. Section 3.04(a)(i) of the Shareholders' Agreement is hereby amended, restated and superceded in its entirety with the following:

                           (i) (only in the case of a DLJIP Fund, or a
                  transferee of a DLJIP Fund pursuant to this paragraph (i)) to any Person who is not an Adverse Person, PROVIDED that such transferee shall have agreed in writing to be bound by the terms of this Agreement in the form of Exhibit A attached hereto, as if such Person were a DLJIP Fund;

         SECTION 6. AMENDMENT TO REGISTRATION RIGHTS.

         (a) The first sentence of Section 5.01(a) of the Shareholders' Agreement is amended by (i) deleting "(or, on one occasion under the circumstances set forth herein, the DLJIP Funds)"; (ii) inserting "and, together with any other such request for a demand registration of Common Shares from any Holdco Warrant Registration Rights Holders entitled to such a demand registration pursuant to the Holdco Warrant Registration Rights Agreement, the "TOTAL DEMAND REGISTRATIONS" after the defined term "DEMAND REGISTRATION"; (iii) deleting clause (x) and replacing it in its entirety with the following: "more than six Total Demand Registrations (it being understood that the Holdco Warrant Registration Rights Holders shall not be entitled to a demand registration pursuant to the Holdco Warrant Registration Rights Agreement if not otherwise included in the first six Total Demand Registrations)"; and (iv) deleting clause (y) and replacing it in its entirety with the following: "more than one of the Total Demand Registrations during any four- month period".

         (b) Section 5.01(e) of the Shareholders' Agreement is amended by deleting clause (ii) in its entirety and replacing it with the following:

                           (ii) second, all Registrable Securities proposed to
                  be registered by the Company or requested to be included in such registration by any other Registering Shareholders and all Common Shares required to be included in such registration by any Holdco Warrant Registration Rights Holders in accordance with their registration rights (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Company, such other Registering Shareholders and such Holdco Warrant Registration Rights Holders on the basis of the relative number of Registrable Securities (and Common Shares) so requested to be included in such registration by each).

         (c) Section 5.01(f) of the Shareholders' Agreement is amended by deleting it and replacing it in its entirety with the following:

                           (f) Notwithstanding anything to the contrary
                  elsewhere herein, in the event that the Company receives a written request for a Demand Registration pursuant to Section
                  5.01 (a) (a "DEMAND REQUEST") after it has already received a similar written request pursuant to the Holdco Warrant Registration Rights Agreement and prior to the completion of the offering relating to such other written request, the Company shall have no obligation with respect to such Demand Request until after the completion of such offering (and the applicable Lock-Up Period pursuant to Section 5.03) or the abandonment of such offering.

         (d) Section 5.02(b) of the Shareholders' Agreement is amended by deleting clauses (i) and (ii) in their entirety and replacing them with the following:

                           (i) first, so much of the Company Securities proposed
                  to be registered for the account of the Company, or so much of the Common


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

                  Shares proposed to be registered for the account of Holdco Warrant Registration Rights Holders exercising their right to a demand registration pursuant to the Holdco Warrant Registration Rights Agreement, as would not cause the offering to exceed the Maximum Offering Size, and

                           (ii) second, all Registrable Securities requested to
                  be included in such registration by any Shareholders pursuant to Section 5.02 and all Common Shares required to be included in such registration by any Holdco Warrant Registration Rights Holders in accordance with their registration rights (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders and the Holdco Warrant Registration Rights Holders on the basis of the relative number of shares of Registrable Securities (and Common Shares) so requested to be included in such registration by each).

         SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

         SECTION 8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when all parties required to execute this Amendment pursuant to Section 7.03 of the Shareholders' Agreement shall have executed this Amendment or a counterpart hereto.

         SECTION 9. EFFECT OF AMENDMENT. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any term or condition of the Shareholders' Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                      ADVANSTAR HOLDINGS CORP.


                                      By: /s/ David Wittels
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      DLJ MERCHANT BANKING PARTNERS III, L.P.
                                            By: DLJ Merchant Banking III, Inc.,
                                                   its Managing General Partner


                                       By: /s/ David Wittels
                                          --------------------------------------
                                          Name:
                                          Title:


                                       DLJMB FUNDING III, INC.


                                       By: /s/ David Wittels
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       DLJ OFFSHORE PARTNERS III, C.V.
                                       By: DLJ Merchant Banking III, Inc.,
                                              its Managing General Partner

                                       By: /s/ David Wittels
                                          --------------------------------------
                                          Name:
                                          Title:

                                HELLMAN & FRIEDMAN CAPITAL
                                PARTNERS III, L.P.

                                By: H&F Investors III, as general partner

                                By: Hellman & Friedman Associates III, L.P., as managing general partner

                                By: H&F Investors III, Inc., as managing general partner


                                By: /s/ Mitchell R. Cohen
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                H&F ORCHARD PARTNERS III, L.P.
                                By: H&F Investors III, as general partner

                                By: Hellman & Friedman Associates III, L.P., as
                                       managing general partner

                                By: H&F Investors III, Inc., as managing general
                                     partner

                                By: /s/ Mitchell R. Cohen
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                H&F INTERNATIONAL PARTNERS III, L.P.
                                By: H&F Investors III, as general partner

                                By: Hellman & Friedman Associates III, L.P., as
                                       managing general partner

                                By: H&F Investors III, Inc., as managing general
                                       partner


                                By: /s/ Mitchell R. Cohen
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                PETER J. SOLOMON CO., LTD.


                                By: /s/ Kenneth T. Berliner
                                   ---------------------------------------------
                                   Name:
                                   Title:
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                                DLJ  INVESTMENT PARTNERS II, L.P.

                                By: DLJ INVESTMENT PARTNERS II, INC., as
                                       Managing General Partner


                                By: /s/ John Moriarty
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                DLJ  INVESTMENT PARTNERS, L.P.

                                By: DLJ INVESTMENT PARTNERS, INC., as
                                      Managing General Partner


                                By: /s/ John Moriarty
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                DLJ INVESTMENT FUNDING II, INC.


                                By: /s/ Ivy B. Dodes
                                   ---------------------------------------------
                                     Name:
                                     Title:


                                DLJ ESC II, L.P.

                                By: DLJ LBO PLANS MANAGEMENT
                                       CORPORATION, as General Partner


                                By: /s/ Ivy B. Dodes
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                            MANAGEMENT SHAREHOLDERS:


                                            ROBERT L. KRAKOFF


                                            /s/ Robert L. Krakoff
                                            ------------------------------------


                                            JAMES M. ALIC


                                            /s/ James M. Alic
                                            ------------------------------------